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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11, 1997

                          Commission file number 1-977
                                                 -----

                       WESTINGHOUSE ELECTRIC CORPORATION
                       ---------------------------------
                          (Exact name of registrant as
                           specified in its charter)

        PENNSYLVANIA                                         25-0877540
        ------------                                         ----------
(State or other jurisdiction                               (I.R.S. Employer
      of incorporation)                                  Identification Number)

 WESTINGHOUSE BUILDING, 11 STANWIX STREET, PITTSBURGH, PENNSYLVANIA 15222-1384
 -----------------------------------------------------------------------------
               (Address of principal executive offices; zip code)

                                 (412) 244-2000
                                 --------------
               (Registrant's Telephone No., including area code)


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ITEM 5.  OTHER EVENTS

         On February 11, 1997, the Registrant issued a press release concerning earnings for the quarter and year ended December 31, 1996. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein. In accordance with Accounting Principles Board Opinion No. 30, "Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business and Extraordinary, Unusual, and Infrequently Occurring Events and Transactions," (APB 30), the Registrant has reclassified to Discontinued Operations the financial information for the Communication and Information Systems Segment. In connection with this action, the income statement for the Registrant has been restated for 1996 and 1995, by quarter, and total year 1994, 1993, and 1992. A copy of the restated condensed consolidated statement of income for these time periods is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety. Also with the reclassification of the Communication and Information Systems Segment into Discontinued Operations, the Registrant has realigned 1996 and 1995 results, by quarter, to allow comparisons between the segments. Total year 1994, 1993, and 1992 segment results have also been realigned. A copy of the realigned segment financial results for the periods is attached hereto as Exhibit 99.3 and is incorporated herein in its entirety. Special items included in results of operations for 1996, by quarter, and total year 1996, 1995, and 1994 have been restated to move Communication and Information Systems into Discontinued Operations. A copy of the restated special items included in results of operations for these time periods is attached hereto as Exhibit 99.4 and is incorporated herein in its entirety.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits

         EXHIBIT NO.
           99.1 Press Release concerning earnings of the Registrant for the quarter and year ended December 31, 1996 is filed as Exhibit
                  99.1 to this Report.

           99.2 Condensed Consolidated Statement of Income for 1996 and 1995, by quarter, and total year 1994, 1993, and 1992 is filed as
                  Exhibit 99.2 to this Report.

           99.3   Segment Results for 1996 and 1995, by quarter, and total year
                  1994, 1993, and 1992 is filed as Exhibit 99.3 to this Report.

           99.4 Special items included in results of operations for 1996, by quarter, and total year 1996, 1995, and 1994 is filed as
                  Exhibit 99.4 to this Report.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WESTINGHOUSE ELECTRIC CORPORATION
                                                  (Registrant)



                                        /s/ CAROL V. SAVAGE
                                    By: -------------------------------
                                            Carol V. Savage
                                            Vice President and
                                            Chief Accounting Officer

Date:  February 11, 1997


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                                 EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION                        SEQUENTIAL PAGE NO.
-----------         -----------                        -------------------
 99.1               Press Release

 99.2               Condensed Consolidated
                    Statement of Income for
                    1996 and 1995, by quarter,
                    and total year 1994, 1993,
                    and 1992.

 99.3               Segment Results for 1996 and
                    1995, by quarter, and total
                    year 1994, 1993, and 1992.

 99.4               Special items included in
                    results of operations for 1996,
                    by quarter, and total year
                    1996, 1995, and 1994.